Fair Value Measurements	12 Months Ended
Dec. 31, 2021
Fair Value Measurements
Fair Value Measurements

Note 9 — Fair Value Measurements

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

●	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;
●	Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and
●	Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

Recurring Fair Value Measurements

The Company’s permitted investments consist of U.S. Money Market funds. Fair values of these investments are determined by Level 1 inputs utilizing quoted prices (unadjusted) in active markets for identical assets.

Upon inception, the Company’s warrants were based on valuation models utilizing inputs from observable and unobservable markets with less volume and transaction frequency than active markets. The inputs used to determine the fair value of the Warrant liabilities were classified within Level 3 of the fair value hierarchy.

On March 30, 2021 the Company’s Public Warrants began trading on the New Yock Stock Exchange. Consequently, the Company’s warrant liability for the Public Warrants is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. The fair value of the Public Warrant liability is classified within Level 1 of the fair value hierarchy.

The Company’s management believes the Private Warrants are economically equivalent to the Public Warrants. As such, the valuation of the Private Warrants are based on the valuation of the Public Warrants. The fair value of the Private Warrant liability classified within Level 2 of the fair value hierarchy due to the Company using quoted prices for similar instruments in active markets.

The following table presents fair value information as of December 31, 2021 of the Company’s financial assets and liabilities that were accounted for at fair value on a recurring basis and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value.

	Level 1	Level 2	Level 3
Description
Assets:
Cash held in Trust Account	$276,013,345	$—	$—
Liabilities:
Public Warrants	$(5,244,000)	$—	$—
Private Warrants	—	(2,857,600)	—
Fair Value of warrants as of December 31, 2021	$(5,244,000)	$(2,857,600)	$—

The following table provides a reconciliation of changes in the Level 3 fair value classification:

Fair value at December 31, 2020	$—
Initial value at February 11, 2021	21,177,866
Change in fair value	(9,522,933)
Reclassification of Private Warrants to Level 2(1)	(4,110,933)
Reclassification of Public Warrants to Level 1(1)	(7,544,000)
Fair Value at December 31, 2021	—
(1)	Assumes the warrants were reclassified on June 30, 2021